UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2019

American Renal Associates Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37751	27-2170749
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Cummings Center, Suite 6550 Beverly, Massachusetts	01915
(Address of registrant’s principal executive office)	(Zip code)
(978) 922-3080
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 2.02	Results of Operations and Financial Condition.
Preliminary Unaudited Financial Information
American Renal Associates Holdings, Inc. (the “Company”) is providing certain preliminary, unaudited balance sheet information as of December 31, 2018 and a preliminary, unaudited estimate of net income and Adjusted EBITDA less net income attributable to noncontrolling interests for the fiscal year ended December 31, 2018 to its lenders and to the holders of its common stock.
As previously disclosed, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company has been conducting an examination of the Company’s revenue recognition methodology and related accounting matters, such as internal control over financial reporting related to revenue recognition and related matters. In addition, on March 27, 2019, the Company filed a Current Report on Form 8-K (the “March 27 Form 8-K”) that, among other things, described the Board’s determination that the Company’s previously issued consolidated financial statements and other financial data for certain prior fiscal periods identified therein should be restated and should no longer be relied upon and contained certain preliminary findings, including the estimated impact of certain of the matters that have been the subject of the review on operating income and income before income taxes.
The Audit Committee’s review is continuing. The estimates provided below are based solely on preliminary information from the review being conducted by the Audit Committee, and that information is subject to further analysis by the Audit Committee and its advisors, as well as by management and the Company’s independent registered public accounting firm. Neither the Board nor the Audit Committee has completed a review of the Company’s financial condition or results of operations as of and for the fiscal year ended December 31, 2018. In addition, the Company’s independent registered public accounting firm has not audited, reviewed or compiled, examined or performed any procedures with respect to the Company’s financial condition or results of operations as of and for the fiscal year ended December 31, 2018, nor have they expressed any opinion or any other form of assurance on the estimates set forth below.
The estimates and calculations set forth below may change as a result of the Audit Committee’s continuing review and the restatement of the Company’s financial statements for the fiscal periods described in the March 27 Form 8-K. These estimates and calculations should not be viewed as a substitute for the Company’s financial statements prepared in accordance with GAAP or calculations of Adjusted EBITDA less net income attributable to noncontrolling interests based on these financial statements, which will be available only after the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Form 10-K”). These estimates are forward-looking statements and are not guarantees of the financial condition or results of operations as of and for the fiscal year ended December 31, 2018. Actual results may differ materially from those described herein.
Preliminary Unaudited Balance Sheet Information
The following table sets forth selected preliminary, unaudited balance sheet information as of December 31, 2018.

	As of December 31, 2018
(in millions)	Total ARA	ARA “Owned”
Cash (other than clinic-level cash)	$0.5	$0.5
Clinic-level cash	54.7	29.4
Total cash	$55.2	$29.8

Debt (other than clinic-level debt) (1)	$440.9	$440.9
Clinic-level debt	127.5	67.7
Unamortized debt discounts and fees	(8.1)	(7.9)
Total debt	$560.4	$500.7

Adjusted owned net debt (total debt - total cash) (2)		$470.9
Adjusted EBITDA-NCI, twelve months ended December 31, 2018		$90.3 - 95.8
Leverage ratio (3)		5.2x - 4.9x

________________

(1)	Includes $5.5 million drawn on the Company’s revolving credit facility.

(2)	Please see below for a description of “Adjusted owned net debt.”

(3)	Leverage ratio is calculated as follows: Adjusted owned net debt divided by Adjusted EBITDA-NCI, twelve months ended December 31, 2018.

Preliminary Estimate of Adjusted EBITDA Less Net Income Attributable to Noncontrolling Interests
The following table sets forth the Company’s estimated net income and estimated Adjusted EBITDA less net income attributable to noncontrolling interests for the fiscal year ended December 31, 2018, and a reconciliation of the two metrics.

(in millions)	Year Ended December 31, 2018
Net income	$24.9 - 34.9
Add:
Interest expense, net	32.8 - 32.5
Income tax expense and other non-income based tax	0.1 - 2.0
Depreciation and amortization	40.0 - 39.6
Transaction-related costs (1)	0.9 - 0.8
Income tax receivable agreement income	(2.4) - (2.9)
Certain legal and other matters (2)	39.3 - 38.9
Stock-based compensation and related payroll taxes	6.0 - 5.8
Adjusted EBITDA (including non-controlling interests)	$141.6 - 151.5
Less: Net income attributable to noncontrolling interests	(51.3) - (55.7)
Adjusted EBITDA-NCI	$90.3 - 95.8
________________

(1)	Transaction-related costs related to the withdrawn secondary offering in 2018, including accounting, valuation, legal and other consulting and professional fees recorded in the first quarter of 2018.

(2)
Certain legal and other matters includes legal fees and other expenses associated with matters that we believe do not reflect our core business operations, including, but not limited to, our handling of, and response to, the UnitedHealthGroup Incorporated (“United”) litigation and settlement (of which the present value of the settlement amount recorded in the second quarter of 2018 accounts for $29.6 million of the amount reflected above), a now-concluded SEC inquiry relating to the subject matter covered by the United litigation, the SEC inquiry received in October 2018, the Centers for Medicare and Medicaid Services request for information, the securities and derivative litigation, the subpoena from the United States Attorney’s Office, District of Massachusetts, and our internal review and analysis of factual and legal issues relating to the aforementioned matters.

Although not reflected in the calculation of Adjusted EBITDA less net income attributable to noncontrolling interests above, a calculation of Consolidated EBITDA under and as defined in the Company’s Credit Agreement, dated as of June 22, 2017, among American Renal Holdings Inc., as borrower, American Renal Holdings Intermediate Company, LLC, the lenders from time to time party thereto and SunTrust Bank, as administrative agent, would include an estimated addback for net loss of any qualified subsidiary in operation less than 12 months. The Company estimates this addback was approximately $2.5 million to $3.0 million for the fiscal year ended December 31, 2018.
Use of Non-GAAP Financial Measures
We use Adjusted EBITDA and Adjusted EBITDA-NCI to track our performance. “Adjusted EBITDA” is defined as net income before income taxes and other non-income based tax, interest expense, net, depreciation and amortization, as adjusted for stock-based compensation and associated payroll taxes, loss on early extinguishment of debt, transaction-related costs, certain legal matters costs, executive and management severance costs, income tax receivable agreement income and expense, and gain on sale of assets. “Adjusted EBITDA-NCI” is defined as Adjusted EBITDA less net income attributable to noncontrolling interests. We believe Adjusted EBITDA and Adjusted EBITDA-NCI provide information useful for evaluating our business and a further understanding of the Company’s results of operations from management’s perspective. We believe Adjusted EBITDA is helpful in highlighting trends because Adjusted EBITDA excludes certain expenses that can differ significantly from company to company depending on, among other things, long-term strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments or that we believe do not reflect our core business operations. We believe Adjusted EBITDA-NCI is helpful in highlighting the amount of Adjusted EBITDA that is available to us after reflecting the interests of our joint venture partners. Adjusted EBITDA and Adjusted EBITDA-NCI are not measures of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income, net income, cash flows from operations, or other statement of operations or cash flow data prepared in conformity with GAAP, or as measures of profitability or liquidity. In addition, Adjusted EBITDA and Adjusted EBITDA-NCI may not be comparable to similarly titled measures of other companies. Adjusted EBITDA and Adjusted EBITDA-NCI may not be indicative of historical operating results, and we do not mean for these items to be predictive of future results of operations or cash flows. Adjusted EBITDA and Adjusted EBITDA-NCI have limitations as analytical tools, and you should not consider these items in isolation, or as substitutes for an analysis of our results as reported under GAAP. Some of these limitations are that Adjusted EBITDA and Adjusted EBITDA-NCI:

•	do not include stock-based compensation expense, and beginning with the quarter ended June 30, 2017, do not include associated payroll taxes;

•	do not include transaction-related costs;

•
do not include depreciation and amortization—because construction and operation of our dialysis clinics requires significant capital expenditures, depreciation and amortization are a necessary element of our costs and ability to generate profits;

•	do not include interest expense—as we have borrowed money for general corporate purposes, interest expense is a necessary element of our costs and ability to generate profits and cash flows;

•	do not include income tax receivable agreement income and expense;

•	do not include loss on early extinguishment of debt;

•	do not include costs related to certain legal matters;

•	do not include executive and management severance costs;

•	do not include income tax expense or benefit and other non-income based taxes; and

•	do not reflect gain on sale of assets.

In addition, Adjusted EBITDA is not adjusted for the portion of earnings that we distribute to our joint venture partners.
You should not consider Adjusted EBITDA and Adjusted EBITDA-NCI as alternatives to income from operations or net income, determined in accordance with GAAP, as an indicator of our operating performance, or as alternatives to cash provided by operating activities, determined in accordance with GAAP, as an indicator of cash flows or as a measure of liquidity. This presentation of Adjusted EBITDA and Adjusted EBITDA-NCI may not be directly comparable to similarly titled measures of other companies, since not all companies use identical calculations.
We use Adjusted owned net debt because it is a useful metric to evaluate the Company’s share of interests in the cash on our consolidated balance sheet and the debt of the Company. “Adjusted owned net debt” is defined as debt (other than clinic-level debt) plus clinic-level debt guaranteed by our wholly owned subsidiaries less unamortized debt discounts and fees less cash (other than clinic-level cash) less the Company’s pro rata interest in clinic-level cash.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Statements

Statements in this Current Report on Form 8-K that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Audit Committee’s review and related matters, are based upon currently available information, operating plans and projections about future events and trends. Terminology such as “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “forecast,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “project,” “seek,” “should,” “strategy,” “target” or “will” or variations of such words or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in such forward-looking statements. Such risks and uncertainties include: that the Audit Committee’s review of the matters described above is ongoing, including with respect to the amounts at issue and the periods to which they relate; that the Audit Committee’s review of the matters described above may take longer to complete than currently anticipated; that the Company may take longer to file its 2018 Form 10-K than currently anticipated; that the 2018 Form 10-K expects to include restatements of the Company’s financial statements for prior periods; and that the Company expects to report one or more material weaknesses in the Company’s internal control over financial reporting and to conclude that its disclosure controls and procedures required by the Securities Exchange Act of 1934 were not effective.

As discussed above and in the March 27 Form 8-K, the Company’s 2018 Form 10-K is expected to include information about previously reported periods that varies materially from the information provided in the past with respect to some or all of those periods, and the 2018 Form 10-K is expected to include information that varies, possibly materially, from expectations for the fourth quarter and year ended December 31, 2018. For additional information and other factors that could cause the Company’s actual results to materially differ from those set forth herein, please see the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC and subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

Dated: April 25, 2019	By:	/s/ Mark Herbers
	Name:	Mark Herbers
	Title:	Interim Chief Financial Officer